                                                                      EXHIBIT 21


                    LCI INTERNATIONAL, INC. AND SUBSIDIARIES



                                                 ---------------------------
                                                    LCI INTERNATIONAL, INC.
                                                        (LCII) 8/16/88
                                                   (Incorporated: Delaware)
                                                 ----------------------------
                                                                 |
              ----------------------------------------------------------------------------------------------------
              |                                 |                                |                                |
--------------------------------  -------------------------------  -------------------------------- -------------------------------
     1056974 Ontario Inc.               LCI International SC, Inc.  LCI International Management           LCI SPC I, INC.
      (#Corp.) 12/20/93                 (LCISC) 12/13/95            Services, Inc. (LCIM) 9/5/84            (SPC) 6/7/96
 (Incorporated: Ontario, Canada)     (Incorporated: Delaware)          (Incorporated: Delaware)        (Incorporated: Delaware)
(wholly-owned subsidiary of LCII)(wholly-owned subsidiary of LCII)(wholly-owned subsidiary of LCII)(wholly-owned subsidiary of LCII)
--------------------------------  -------------------------------  -------------------------------- -------------------------------
                                                                                 |
                                                                                 |
                                                                                 |
                                                                   --------------------------------
                                                                    LCI International Telecom Corp.*
                                                                            (LCIT) 12/7/83
                                                                       (Incorporated: Delaware)
                                                                   (wholly-owned subsidiary of LCIM)
                                                                   --------------------------------
                                                                                 |
                                                                                 |
                                                                                 |
                                                                   --------------------------------
                                                                   LCI International of Virginia, Inc.
                                                                            (LCIVA) 1/16/97
                                                                       (Incorporated: Virginia)
                                                                   (wholly-owned subsidiary of LCIT)
                                                                   --------------------------------

     * Certificated Public Utility